O 404 P-3
                          SUPPLEMENT DATED MAY 1, 2002
                              TO THE PROSPECTUS OF
                          FRANKLIN U.S. LONG-SHORT FUND
                             DATED SEPTEMBER 1, 2001

The prospectus is amended as follows:

I. As of May 1, 2002, the Fund will re-open to existing investors until the Fund's assets reach $350 million. When the Fund's assets reach $350 million, the Fund will be closed to additional investments except through reinvestment of dividends or capital gain distributions. Exchanges into the Fund will be allowed if they are into existing open accounts. Please also keep in mind that if you sell all the shares in your account, your account will be closed and you will not be able to buy additional Fund shares or to reopen your account. The Fund reserves the right to modify this policy at any time.

II. The section "Management" on page 11 is replaced with the following:

       MANAGEMENT
------------------

       Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $274 billion in assets.

       Beginning October 9, 2001, under an agreement with Advisers, Franklin Templeton Alternative Strategies, LLC (Alternative Strategies), 500 E. Broward Blvd, Ft. Lauderdale, FL, 33394-3091, is the Fund's sub- advisor. Alternative Strategies provides Advisers with investment management advice and assistance.

       The team responsible for the Fund's management is:

       Michael R. Ward, PORTFOLIO MANAGER OF ALTERNATIVE STRATEGIES
       Mr. Ward has been a manager of the Fund since 1999. He joined Franklin Templeton Investments in 1992.

       Charles E. Johnson, PRESIDENT OF ADVISERS
       Mr. Johnson has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1981.

       The Fund pays Advisers a fee for managing the Fund's assets.
       For the fiscal year ended April 30, 2001, management fees, before any advance waiver, were 1.00% of the Fund's average daily net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.91% of its average daily net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an order by the Securities and Exchange Commission.

                Please keep this supplement for future reference.